INCOME TAXES 10K	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 16. INCOME TAXES

In connection with our accounting for the acquisition of H&N in January 2014, we established deferred tax liabilities of $1.4 million.  These deferred tax liabilities primarily relate to intangibles recorded for financial reporting purposes, which are not deductible for tax purposes. We expect to utilize the benefit of our net operating loss carryforwards against a portion of the future taxable income from these deferred tax liabilities.  As a result, we reduced the valuation allowance on $0.2 million of our United States net operating loss carryforwards and recognized a deferred income tax benefit of $0.2 million in the first quarter 2014.

Utilization of net operating loss carryforwards may be subject to substantial annual limitations due to the “change in ownership” provisions of the Internal Revenue Code of 1986, as amended and similar state regulations.  The annual limitations may result in the expiration of substantial net operating loss carryforwards before utilization.  We have not completed the necessary analyses to determine the amount of such limitation, however, we expect any limitations will not impair our ability to offset $0.2 million of the future taxable income related to the deferred tax liabilities described above.

NOTE 13. INCOME TAXES

Deferred tax assets (liabilities) are comprised of the following (in thousands):

	As of December 31,
	2013	2012
United States
Net operating loss carryforwards	$43,328	$41,374
Gain on sale of membership interests in Nutra SA	403	374
Stock options and warrants	1,199	1,144
Intangible assets	1,194	960
Property	6,832	5,651
Capitalized expenses	652	715
Convertible debt	(112)	(399)
Other	451	86
Deferred tax assets	53,947	49,905
Less: Valuation allowance	(53,947)	(49,905)
	-	-
Brazil
Intangible assets	(228)	(490)
Property	(1,555)	(2,165)
Net operating loss carryforwards	2,381	960
Other	285	255
Net deferred tax asset (liability)	883	(1,440)
Less: Valuation allowance	(883)	-
	$-	$(1,440)

Deferred tax asset - current	$-	$234
Deferred tax liability - long-term	-	(1,674)
	$-	$(1,440)

Deferred taxes arise from temporary differences in the recognition of certain expenses for tax and financial reporting purposes.  We have determined it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Accordingly we have provided a valuation allowance for deferred tax assets.  Our valuation allowance is on U.S. and Brazil deferred tax assets.  The change in valuation allowance of $4.9 million in 2013 is due to (i) $3.9 million in net operating loss and (ii) $0.7 million from the impact of state rate changes and (iii) $0.9 million for the establishment of a valuation allowance against Brazil deferred tax assets, offset by (i) the $0.4 million impact of expiring net operating losses and (ii) $0.2 million of other deferred items.  The change in valuation allowance of $1.9 million in 2012 is due to (i) $1.7 million in net operating loss and other deferred changes from 2012 operations, offset by (ii) the $1.5 million impact of expiring net operating losses and (iii) the $2.1 million impact of adjustments to capitalized expenses and stock option compensation.

As of December 31, 2013, net operating loss carryforwards for U.S. federal tax purposes totaled $116.2 million and expire at various dates from 2018 through 2033.  Net operating loss carryforwards for state tax purposes totaled $68.4 million as of December 31, 2013, and expire at various dates from 2014 through 2033.  As of December 31, 2013, net operating loss carryforwards for Brazil tax purposes totaled $7.0 million and do not expire but may be subject to substantial annual limitations (generally 30% of taxable income in any year).

Utilization of net operating loss carryforwards may be subject to substantial annual limitations due to the “change in ownership” provisions of the Internal Revenue Code of 1986, as amended and similar state regulations.  The annual limitation may result in the expiration of substantial net operating loss carryforwards before utilization.

We are subject to taxation in the U.S. and various states.  We record liabilities for income tax contingencies based on our best estimate of the underlying exposures.  We are open for audit by the IRS for years after 2010 and, generally, by U.S. state tax jurisdictions after 2010.  We are open for audit by the Brazilian tax authorities for years after 2009.

Loss before income taxes is comprised of the following (in thousands):

	2013	2012
Foreign	$(6,832)	$(5,051)
Domestic	(12,247)	(8,020)
Loss before income taxes	$(19,079)	$(13,071)

Foreign earnings are assumed to be permanently reinvested.  U.S. federal income taxes have not been provided on undistributed earnings of our foreign subsidiary.

The income tax benefit of $1.4 million in 2013 and $1.9 million in 2012 is all foreign deferred tax benefit.  We have no U.S. tax provision or benefit in 2013 or 2012.

Reconciliations between the amount computed by applying the U.S. federal statutory tax rate (34%) to loss before income taxes, and income tax benefit follows (in thousands):

	2013	2012
Income tax benefit at federal statutory rate	$(6,487)	$(4,444)
Increase (decrease) resulting from:
State tax benefit, net of federal tax effect	(653)	(251)
Change in valuation allowance	4,927	(1,926)
Adjustment to capitalized costs deferred balances	-	443
Adjustment to stock option compensation deferred balances	-	1,602
Reduction in deferred balances for forfeited, expired or cancelled options	255	602
Expiration of U.S. net operating losses	415	1,460
Nontaxable fair value adjustment	350	(1,843)
Nondeductible convertible debt issuance expenses	521	2,285
Impact of state rate changes	(677)	-
Nondeductible expenses	6	10
Foreign taxes	-	6
Adjustments to Brazil deferred balances	-	(222)
Adjustments to U.S. deferred balances	(96)	343
Income tax benefit	$(1,439)	$(1,935)

We have not identified any uncertain tax positions requiring a reserve as of December 31, 2013 or 2012.